UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

BioMarin Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26727		68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(415) 506-6700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 30, 2025, the Board of Directors (the Board) of BioMarin Pharmaceutical Inc. (the Company) increased the size of the Board from ten to eleven members and appointed Ian T. Clark to the Board, to be effective August 1, 2025. Mr. Clark has also been appointed to the Audit Committee and the Science and Technology Committee of the Board.
As an independent non-employee director, Mr. Clark will be entitled to receive the standard director fees paid to the Company’s non-employee directors and retainer fees paid to members of the Board committees on which he will sit, as described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A (the Proxy Statement), filed with the Securities and Exchange Commission (the SEC) on April 8, 2025.
In connection with his appointment to the Board, on August 1, 2025, Mr. Clark was granted a number of restricted stock units (the RSU Grant) valued at $400,000 pursuant to the Company’s 2017 Equity Incentive Plan, as amended, which is based on a pro rata share of the 2025 annual award for non-employee directors as described in the Proxy Statement and consistent with Company policy. The shares of common stock subject to the RSU Grant will vest on the date immediately prior to the date of the Company’s next regular annual meeting of stockholders, the same vesting date for the 2025 annual award for all other non-employee directors.

The Company also intends to enter into an indemnification agreement with Mr. Clark in the same form as the Company’s standard form indemnification agreement with its other directors, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 19, 2016.

Mr. Clark was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Mr. Clark has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: August 1, 2025	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer